SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 15, 1999


                            UTOPIA MARKETING, INC.
             (Exact name of registrant as specified in its charter)

FLORIDA                         000-19616                94-3060101
(State or other                (Commission              (IRS Employer
jurisdiction of                 File No.)               Identification
incorporation)                                                No.)



                           301 Clematis Street
                                Suite 205
                      West Palm Beach, Florida 33401
                  (Address of principal executive offices)

                               561-835-9998
            (Registrant's telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant.

     The following information is provided pursuant to Item 304 of Regulation S-K. Effective as of March 15, 1999, the Board of Directors of Utopia Marketing, Inc. (the "Company") determined that Michael, Adest & Blumenkrantz (the "Former Accountant") would not continue to serve as the Company's independent public accounting firm. Effective as of such date, the Board of Directors also engaged Rachlin, Cohen & Holtz to audit the Company's financial statements for the fiscal year ended January 2, 1999 and to serve as the Company's independent public accounting firm for its next fiscal year.

     The Former Accountant's report on the financial statements of the Company for the fiscal year ended January 3, 1998 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's fiscal year ended January 2, 1999, and during the period January 3, 1999 through March 15, 1999, there were no disagreements between the Company and its Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the Former Accountant, would have caused the Former Accountant to refer to the subject matter of the disagreement in connection with the report. During the Company's fiscal year ended January 2, 1999, and during the period January 3, 1999 through March 15, 1999: (i) the Former Accountant did not advise the Company of the lack of internal controls necessary to develop reliable financial statements; (ii) the Former Accountant did not advise the Company that it could no longer rely on representations of the Company's management or that it was unwilling to be associated with the financial statements prepared by the Company's management; (iii) the Former Accountant did not advise the Company of the need to significantly expand the scope of its audit or of the existence of information that if further investigated could materially impact the fairness or reliability of audited reports or financial statements or cause the accountant to be unable to rely on management's representation; and (iv) the Former Accountant did not advise the Company of information that, in the opinion of the Former Accountant, materially impacted the fairness or reliability of a previously issued audit report or underlying financial statement.


Item 7.     Financial Statements and Exhibits

          (c)     Exhibits

               16 Letter, dated March 17, 1999, from Michael, Adest & Blumenkrantz addressed to the Securities Exchange Commission.

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UTOPIA MARKETING, INC.



                                   By:/s/ Samuel L. Edelman
                                      Samuel L. Edelman
                                      President and Chief Executive Officer


Dated:  March 17, 1999



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                               EXHIBIT INDEX


Exhibit
Number               Description

16 Letter, dated March 17, 1999, from Michael, Adest & Blumenkrantz addressed to the Securities Exchange Commission.




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